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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 25, 2002

                          MINORPLANET SYSTEMS USA, Inc.
               (Exact Name of Registrant as Specified in Charter)

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            DELAWARE                    0-26140              51-0352879
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(State or Other Jurisdiction of    (Commission File       (I.R.S. Employer
Incorporation or Organization)          Number)        Identification Number)
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               1155 Kas Drive, Suite 100, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 301-2000

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        On August 25, 2002, Jana Ahlfinger Bell, the Chief Executive Officer and President of Minorplanet Systems USA, Inc., a Delaware corporation formerly known as @Track Communications, Inc. (the "Company"), resigned from such positions to pursue other business interests. Ms. Bell also resigned her position as a director of the Company. The Company is evaluating potential candidates for the position of Chief Executive Officer of the Company and pending that appointment, Andrew Tillman, who is currently operations director of Minorplanet Systems PLC in the United Kingdom, will assume the role of interim Chief Executive Officer for the Company.

        A copy of the press release, dated August 26, 2002, announcing these management changes, is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

        (c) Exhibits. The following exhibits are filed with this document:

Exhibit No.   Description
----------    -----------
99.1          Press Release dated August 26, 2002 announcing management changes.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MINORPLANET SYSTEMS USA, Inc.

                                  /s/ W. Michael Smith
                                  ---------------------------------------------
                                      W. Michael Smith
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer

Date: September 9, 2002

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Exhibit No.   Description
-----------   -----------
99.1          Press Release dated August 26, 2002 announcing management changes.